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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                  July 8, 2003

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800



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ITEM 5. OTHER EVENTS.

         On July 8, 2003, the Company filed the Certificate of Designation of
7 7/8% Series D Cumulative Redeemable Preferred Stock with the Secretary of State of Delaware. The definitive certificate has been furnished as Exhibit 3.2 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

             3.1 Certificate of Designation of 7 7/8% Series D Cumulative Redeemable Preferred Stock (filed with the Commission as
                    Exhibit 2.5 to the Company's Form 8-A/A filed July 8, 2003, and incorporated herein by reference thereto)




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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board and Chief
                                       Executive Officer

Dated: July 8, 2003




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                                 EXHIBIT INDEX


                      Designation
                     Number Under
                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------

    3.1                    3          Certificate of Designation of
                                        7 7/8% Series D Cumulative Redeemable
                                        Preferred Stock (filed with the
                                        Commission as Exhibit 2.5 to the
                                        Company's Form 8-A/A filed July 8, 2003, and incorporated herein by reference thereto)





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